UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2010

MILLER DIVERSIFIED CORPORATION
 (Exact name of registrant as specified in its charter)

Nevada	000-19001	84-1070932
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 W. Hallandale Boulevard Suite 100 Hallandale, FL	33009
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 305-749-2676

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On September 9, 2009, the Board of Directors of Miller Diversified Corporation (the “Company”) approved the dismissal of Cordovano and Honeck LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2009 and the engagement of Paritz & Company, P. A. as the Company’s independent registered public accounting firm for the year ending December 31, 2009, subject to the completion of their customary client acceptance procedures. The dismissal of Cordovano and Honeck LLP is effective as of September 9, 2009.

The report of Cordovano and Honeck LLP on the Company’s consolidated financial statements for each of the fiscal years ended August 31, 2008 and 2007, did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. However, Cordovano and Honeck LLP’s reports each contained an explanatory paragraph about the Company’s ability to continue as a going concern.

During each of the two years in the period ended August 31, 2007 and through August 31, 2008, (i) there were no disagreements with Cordovano and Honeck LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Cordovano and Honeck LLP, would have caused Cordovano and Honeck LLP to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

During each of the two years in the period ended August 31, 2007 and through August 31, 2008, neither the Company nor anyone on its behalf consulted with Paritz & Company, P. A. with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by Paritz & Company, P. A. to the Company that Paritz & Company, P. A. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Cordovano and Honeck LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “SEC”). The Company requested that Cordovano and Honeck LLP furnish the Company with a letter addressed to the SEC stating whether or not Cordovano and Honeck LLP agrees with the above statements that are related to Cordovano and Honeck LLP. A copy of Cordovano and Honeck LLP’s letter, dated January 4, 2010, is attached hereto as Exhibit 16.1.

Item 9.01 Financial Statements and Exhibits

(a) – (c)  Not applicable.

(d)           Exhibits:

16.1 Letter, dated January 4, 2010, from Cordovano and Honeck LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MILLER DIVERSIFIED CORPORATION
(Registrant)

Date: January 5, 2010	By:	/s/ Kevin Frija
	Name:	Kevin Frija
	Title:	President and Chief Financial Officer
(On behalf of the Registrant and as its principal financial officer)